OSHKOSH TRUCK CORPORATION
                            (a Wisconsin corporation)

                   1994 Long-Term Incentive Compensation Plan
                                 Award Agreement


   Participant:

   Participant's Address:


   Date of Award:

   Target Award Number:

   Performance Period:

   Performance Measure:

   Threshold Performance:

   Target Performance:

   Maximum Performance:


             Oshkosh Truck Corporation and the above-named Participant hereby agree as follows:

             1. Grant of Award. In consideration of the employment of the Participant, Oshkosh Truck Corporation, a Wisconsin corporation (hereinafter called the "Corporation"), grants to the Participant an Award in respect of the Target Award Number of Performance Share Units set forth above relating to the Performance Period identified above, all on the terms and conditions hereinafter stated.

             2. Plan. The Award is granted under and pursuant to the Oshkosh Truck Corporation 1994 Long-Term Incentive Compensation Plan adopted March 29, 1994 (herein called the "Plan") and is subject to each and all of the provisions thereof, a copy of which Plan has previously been furnished or made available to the Participant. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

             3. Vesting. Subject to Section 6.6 of the Plan, this Award shall vest on the last day of the Corporation's last fiscal year in the Performance Period identified above. If the Participant's employment with the Corporation terminates prior to the date this Award has vested, then the Participant shall not be entitled to receive any payment hereunder in respect of the Award. Notwithstanding the foregoing sentence:

             (a) The Committee may, in its sole discretion, provide for the payment, in whole or in part, in respect of the unvested Award if the Participant's employment with the Corporation terminates by reason of the Participant's death or Disability.

             (b) In the event of the Participant's Retirement on or after the date on which the first one-half of the Performance Period identified above has elapsed, the Participant shall be entitled to a payment in respect of the Award under the circumstances and in the manner and in the amount set forth in the Plan.

             (c) If there is a Change of Control during the Performance Period identified above while the Participant is an employee of the Corporation, then (i) the Award shall be deemed vested if the Award has not theretofore vested, (ii) the Final Award Number for the Award shall be deemed equal to the Target Award Number set forth above and (iii) the Participant shall be entitled to a payment in respect of the Award in the manner and in the amount set forth in the Plan.

             4. Final Award Number. As soon as practicable after the completion of the Performance Period identified above, the Committee shall certify in writing (or otherwise evidence such action in accordance with the Plan) the Company's performance in respect of the Performance Measure set forth above for the Performance Period identified above. The Committee shall also certify in writing (or otherwise evidence such action in accordance with the Plan) the comparison of such performance with the Threshold Performance, Target Performance and Maximum Performance set forth above. The Final Award Number of Performance Share Units for such Performance Period shall be calculated for the Participant for such Performance Period by multiplying the Target Award Number set forth above by a percentage determined in accordance with the following table, subject to the additional conditions and limitations set forth in the Plan:

             Actual Performance                 Applicable Percentage

        Below Threshold Performance                         0%
        Threshold Performance                              50%
        Target Performance                                100%
        Maximum Performance                               150%
        Above Maximum Performance                         150%

   If the Corporation's performance falls between Threshold Performance and Target Performance or between Target Performance and Maximum Performance, then the applicable percentage shall be determined by linear interpolation between the applicable points.

             5. Payment of Award. As soon as practicable after the determination of the Final Award Number for this Award, the Corporation shall pay the Participant the value of the Final Award Number of Performance Share Units. Such payment shall be made, in the sole discretion of the Committee, in cash, Stock or a combination of cash and Stock.

             6. No Rights. Unless and until shares of Stock are issued and payments are made to the Participant with respect to this Award, the Participant shall have no interest or rights as a result of this Award in or to any specific assets or property of the Corporation or any shares of Stock, and the Participant shall have no right to vote any shares of Stock or to dividends paid on Stock as a result of this Award.

             7. Withholding Tax. In the event the Corporation determines that it is required to withhold state or federal income tax or FICA tax as a result of this Award, as a condition to the Participant's right to receive payment in respect of this Award, the Participant will make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

             8. Legality of Issuance. No shares of Stock shall be issued in connection with this Award unless and until the Corporation has determined that:

             (a) It and the Participant have taken all actions required to register the shares of Stock under the Securities Act of 1933, as amended (the "Securities Act"), or to perfect an exemption from the registration requirements thereof;

             (b) Any applicable requirements of any stock exchange on which the Stock is listed or market on which the Stock is quoted have been satisfied; and

             (c) Any other applicable provision of state or federal law has been satisfied.

   The Corporation shall not be obligated pursuant to the terms of this Agreement to register the shares of Stock under the Securities Act.

             9. Restrictions on Transfers. Regardless of whether the offering and sale of shares of Stock acquired under the Plan have been registered under the Securities Act, or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such shares of Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the delivery of shares of Stock under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Participant represents and agrees that the shares of Stock that may be acquired pursuant to this Award shall be acquired for investment, and not with a view to the sale or distribution thereof.
   Stock certificates evidencing shares of Stock acquired under the Plan pursuant to an unregistered transaction shall bear the following or a similar restrictive legend as required or deemed advisable under the provisions of any applicable law:

             "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (`SECURITIES ACT'). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT."

             10. Removal of Legends. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares of Stock issued under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares of Stock but lacking such legend.

             11. No Right to Continued Employment. This grant shall not confer upon the Participant any right with respect to continuance of employment by the Corporation or any Subsidiary nor shall it interfere in any way with the right of his employer to terminate such employment at any time, subject to the terms and conditions of any other agreements between the Corporation and the Participant.

             12.  Miscellaneous.

             (a) Entire Agreement. This Agreement and the Plan together constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, and there have been and are no restrictions, promises, agreements or covenants between the parties other than those set forth or provided for herein.

             (b) Assignment. Except as specifically provided herein or in the Plan, neither this Agreement nor any of the rights, interests or obligations contained herein shall be assigned by either of the parties hereto without the prior written consent of the other party, and any attempted assignment without such written consent shall be null and void and without legal effect. Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted successors and assigns.

             (c) Amendment or Modification. No term or provision of this Agreement may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against which or whom the enforcement of the amendment, modification or supplement is sought.

             (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (e) Governing Law. This Agreement shall be governed by the internal laws of the State of Wisconsin as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

             IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed, and the Participant has executed this Agreement, all as of the day and year first above written.

                                      OSHKOSH TRUCK CORPORATION



                                      By __________________________
                                                     Title


                                      Attest: _____________________


             The undersigned Participant hereby accepts the Award granted hereunder and designates ________________________ as the beneficiary to whom the Award may be transferred in the event of my death. I understand that the foregoing designation may be revoked by me in writing at any time under Subsection 7.1 of the Plan and that if no designation is in effect at the time of my death the Award shall be transferred to my estate.



                                      _____________________________
                                      [Participant]